                                                                   EXHIBIT 10.20

                                NETLIBRARY, INC.

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the "Agreement") is made and entered into as of February 18, 2000, by and among NETLIBRARY, INC., a Delaware corporation (the "Company"), those certain holders of the Company's Common Stock listed on Exhibit A hereto (the "Key Stockholders") and the persons and entities listed on Exhibit B hereto, as amended from time to time (the "Investors").

                                    RECITALS

         WHEREAS, the Key Stockholders or their transferees are the beneficial owners of an aggregate of Two Million Eight Hundred Seventy Thousand Two Hundred Ninety-Seven (2,870,297) shares of the Common Stock of the Company;

         WHEREAS, the Company previously sold shares of its Series A Preferred Stock (the "Series A Preferred Stock"), its Series B Preferred Stock (the "Series B Preferred Stock") and its Series C Preferred Stock (the "Series C Preferred Stock") to certain of the Investors;

         WHEREAS, the Company, the Key Stockholders and such Investors entered into a certain Amended and Restated Stockholders Agreement, dated as of October 8, 1999, as amended by the Amendment thereto dated January 18, 2000 (the "Stockholders Agreement");

         WHEREAS, the Company proposes to sell shares of its Series D Preferred Stock (the "Series D Preferred Stock") to certain of the Investors pursuant to a Series D Preferred Stock Purchase Agreement and/or the Agreement and Plan of Merger between the Company and peanutpress.com, Inc. and certain other parties (collectively, the "Series D Purchase Agreement") (the "Series D Financing"); and

         WHEREAS, in connection with the consummation of the Series D Financing, the Company, the Key Stockholders and the Investors desire to amend the Stockholders Agreement as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Section 1(c) shall be modified in its entirety to read as follows:


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                           (c) "INVESTOR SHARES" shall mean all shares of
                  capital stock of the Company registered in the names of the Investors or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Investors after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock).

                  2. Section 3.4(a) shall be amended by (i) deleting the word "and" before the words "each holder of Series C Preferred Stock," and (ii) by inserting after the words "(390,000) shares of Series C Preferred Stock" the following: "and each holder of Series D Preferred Stock that, by itself or with its Affiliates holds at least Two Hundred Eighty Thousand (280,000) shares of Series D Preferred Stock."

                  3. Section 6.5(y) shall be amended in its entirety to read as follows:

                  this Agreement may be amended in connection with the closing of any purchase of the Company's Series C Preferred Stock or Series D Preferred Stock so as to add any purchaser of the Series C Preferred Stock or Series D Preferred Stock as a party hereto, and as an Investor as defined above, by having each such purchaser execute a counterpart copy of this Agreement and modifying Exhibit B to include such person.

                  4. Except as specifically set forth above, the Stockholders Agreement shall remain in effect, without modification.

                  IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT as of the date first above written.

COMPANY:

NETLIBRARY, INC.
3080 Center Green Drive
Boulder, Colorado  80301


By:    /s/ TIMOTHY R. SCHIEWE
    ---------------------------------
Name:  Timothy R. Schiewe
      -------------------------------
Title: President and CEO
       ------------------------------





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


KEY STOCKHOLDERS:


     /s/ TIMOTHY R. SCHIEWE                   WORLD VENTURE PARTNERS, INC.
----------------------------------------
Timothy R. Schiewe


     /s/ F. CLARK ELLIS                       By:  /s/ PETE ESTLER
----------------------------------------          ------------------------------
F. Clark Ellis                                Name: Pete Estler
                                              Title: Principal

     /s/ HENRY VELLANDI
----------------------------------------
Henry Vellandi



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
INVESTORS:


/s/ R. MICHAEL SEGROVES
-----------------------------------
R. Michael Segroves


/s/ HAROLD S. Schwenk, Jr.
-----------------------------------
Harold S. Schwenk, Jr.


GRAND CENTRAL HOLDINGS, LLC


By: /s/ WARREN H. HABER, JR.
    -------------------------------
Name: Warren H. Haber, Jr.
Title:  Member


GCH PEANUTPRESS, LLC

By: Grand Central Holdings, LLC,
    its Managing Member


By: /s/ WARREN H. HABER, JR.
    -------------------------------
Name: Warren H. Haber, Jr.
Title: Member


HUDSON VENTURE PARTNERS, L.P.

By: Grand Central Holdings, LLC,
    holder of an irrevocable proxy


By: /s/ WARREN H. HABER, JR.
    -------------------------------
Name: Warren H. Haber, Jr.
Title: Member

ABC-CLIO                                     ANSCHUTZ FAMILY
                                             INVESTMENT COMPANY LLC

                                             By: Anschutz Company, its Manager


By: /s/ RONALD J. BOEHM                      By: /s/ SCOTT CARPENTER
   -------------------------------              --------------------------------
Name:   Ronald J. Boehm                      Name:   Scott Carpenter
Title:  CEO                                  Title:  Vice President
Date:   February 17, 2000                    Date:   February __, 2000





BOWANA FOUNDATION                            BCI INVESTMENTS II, LLC



By: /s/ ERIC SWANSON                         By: /s/ JEFFREY S. DEMOND
   -------------------------------              --------------------------------
Name:   Eric Swanson                         Name:   Jeffrey S. Demond
Title:  Vice President                       Title:  Member
Date:   February 17, 2000                    Date:   February 7, 2000

BAIN CAPITAL FUND VI, L.P.              PEP INVESTMENTS PTY LTD

BY: Bain Capital Partners VI, L.P.,     By: Bain Capital, Inc.,
     its General Partner                 its attorney-in-fact


By: Bain Capital Investors VI, Inc.,    By: /s/ PAUL EDGERLY
     its General Partner                    -------------------------
                                        Name:  Paul Edgerly
                                        Title: Managing Director
     By: /s/ PAUL EDGERLY               Date: February__, 2000
        --------------------
     Name: Paul Edgerly
     Title: Managing Director
     Date: February __, 2000


BROOKSIDE CAPITAL PARTNERS              SANKATY HIGH YIELD ASSET
FUND, L.P.                              PARTNERS, L.P.


By: /s/ DOMENIC FERRANTE                By: /s/ JONATHAN LAVINE
   -------------------------               -------------------------
Name: Domenic Ferrante                  Name: Jonathan Lavine
Title: Managing Director                Title: Managing Director
Date: February 12, 2000                 Date: February __, 2000

BCIP ASSOCIATES II                      BCIP ASSOCIATES II-B

By: Bain Capital, Inc.,                 By: Bain Capital, Inc.,
     its Managing Partner                    its Managing Partner

    By: /s/ PAUL EDGERLY                    By: /s/ PAUL EDGERLY
       ---------------------                   ---------------------
    Name: Paul Edgerly                      Name: Paul Edgerly
    Title: Managing Director                Title: Managing Director
    Date: February __, 2000                 Date: February __, 2000

BERGER NEW GENERATION FUND
A SERIES OF THE BERGER INVESTMENT
PORTFOLIO OF TRUSTS


By: /s/ MARK S. SUNDERHUSE
    -------------------------------
Name: Mark S. Sunderhuse
Title: Vice President
Date: February 18, 2000


COMCAST INTERACTIVE CAPITAL, L.P.

By: CIC Partners, LP, its general partner
By: CIC Venture Management, LLC, general partner

By: /s/ ABRAM E. PATLOVE
   --------------------------
Name: Abram E. Patlove
Title: Vice President
Date: February __, 2000


COVESTCO-MEDEURA, LLC                           UNIVERSITY OF COLORADO
                                                FOUNDATION, INC.
By: Medeura, LLC, its Manager
By: Medeura Limited, its Managing Member

By: /s/ ALBIN A. JOHANN                         By: /s/ JIM BARLOW
    -------------------------------                 -----------------------
Name: Albin A. Johann                           Name: Jim Barlow
Title: Director                                 Title: Treasurer
Date: February 24, 2000                         Date: February 17, 2000


DLJ CAPITAL CORP.                               DLJ ESC II, L.P.

                                                By: DLJ LBO Plans Management
                                                    Corporation
                                                Its: Manager
By: /s/ ROBERT FINZI
    -------------------------------             By: /s/ ROBERT FINZI
Name: Robert Finzi                                  -------------------------
Its: Attorney in Fact                           Name: Robert Finzi
Date: February __, 2000                         Date: February __, 2000

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EBSCO INDUSTRIES, INC.                  EPIXTECH, INC. (FORMERLY KNOWN
                                        AS AMERITECH LIBRARY SERVICES)


By: /s/ RICHARD L. BOZZELLI             By: /s/ LANA PORTER
    ---------------------------             ----------------------------
Name:  Richard L. Bozzelli              Name:  Lana Porter
Title: Vice President & CFO             Title: President / CEO
Date:  February 18, 2000                Date:  February __, 2000



FOLLETT CORPORATION                     HOUGHTON MIFFLIN



By: /s/ KENNETH J. HULL                 By: /s/ NADER F. DAREHSHORI
   ---------------------------             ----------------------------
Name:  Kenneth J. Hull                  Name:  Nader F. Darehshori
Title: Chairman / CEO                   Title: Chairman, President and CEO
Date:  March 8, 2000                    Date:  February 18, 2000




LDIG NL, INC.                           MARCEL DEKKER, INC.



By: /s/ CRAIG ENENSTEIN                 By:
   ---------------------------             ----------------------------
Name:  Craig Enenstein                  Name:
Title: VP Business Development               --------------------------
       & Strategy                       Title:
Date:  March 14, 2000                         -------------------------
                                        Date:   February __, 2000



MARKET STREET PARTNERS NL               MARQUETTE VENTURE PARTNERS III, L.P.


By: /s/ MICHAEL C. FRANSON              By: /s/ LLOYD RUTH
   ---------------------------             ----------------------------
Name:  Michael C. Franson               Name:  Lloyd Ruth
Title: Managing General Partner         Title: Authorized Signatory
Date:  February 20, 2000                Date:  February __, 2000

THE MCGRAW-HILL
COMPANIES, INC.                             PARKER & SON LIMITED



By:  /s/ ROBERT J. BAHASH                   By:  /s/ TIM EUSTACE
   -------------------------------             -----------------------
Name:  Robert J. Bahash                     Name:  Tim Eustace
Title: EVP CFO                              Title: Director / Secretary
Date:  February 18, 2000                    Date:  February 18th, 2000


PARTHENON INVESTORS, L.P.                   PCIP INVESTORS

By: Parthenon Investment Advisors, L.L.C.
    its general partner

By:  /s/ JOHN RUTHERFORD                    By:  /s/ JOHN RUTHERFORD
   -------------------------------             -----------------------
Name:  John Rutherford                      Name:  John Rutherford
Title: Managing Member                      Title: General Partner
Date:  February __, 2000                    Date:  February __, 2000

PEARL STREET TRUST                          REPERTOIRE CAPITAL
                                            VENTURES RLLLP

By:  /s/ SCOTT A. BECK                      By:  /s/ KARL FRIEDMAN
   -------------------------------             -----------------------
Name:  Scott A. Beck                        Name:  Karl Friedman
Title: Trustee                              Title: General Partner
Date:  February 17, 2000                    Date:  February  11, 2000


SEQUEL LIMITED PARTNERSHIP                  SEQUEL EURO LIMITED
                                            PARTNERSHIP

By: Sequel Venture Partners, L.L.C.,        By: Sequel Venture Partners, L.L.C.
    General Partner                             General Partner

By:  /s/ THOMAS G. WASHING                  By:  /s/ THOMAS G. WASHING
   -------------------------------             -----------------------
Name:  Thomas G. Washing                    Name:  Thomas G. Washing
Title: General Partner                      Title: General Partner
Date:  February __, 2000                    Date:  February __, 2000

SORENSON FAMILY LIMITED            SORENSON LIMITED PARTNERSHIP,
PARTNERSHIP                        FLLLP


By: /s/ RALPH Z. SORENSON          By: /s/ RALPH Z. SORENSON
   -------------------------          -------------------------
Name:  Ralph Z. Sorenson           Name:  Ralph Z. Sorenson
Title: General Partner             Title: General Partner
Date:  February 17, 2000           Date:  February 17, 2000


SPROUT CAPITAL VIII, L.P.          SPROUT VENTURE CAPITAL, L.P.


By: DLJ Capital Corp.              By: DLJ Capital Corp.
Its: Managing General Partner      Its: Managing General Partner

By: /s/ ROBERT FINZI               By: /s/ ROBERT FINZI
   -------------------------          -------------------------
Name: Robert Finzi                 Name: Robert Finzi
Its:  Attorney in Fact             Its:  Attorney in Fact


THE TELL ERTL FAMILY               WORLD VENTURE PARTNERS, INC.


By: /s/ JOSEPH L. FOX              By: /s/ PETE ESTLER
   -------------------------          -------------------------
Name:  Joseph L. Fox               Name:  Pete Estler
Title: Co-Trustee                  Title: President
Date:  February 17, 2000           Date:  February __, 2000

WPG NETWORKING FUND, LP                 WPG SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,           By: Weiss, Peck & Greer, LLC,
    its General Partner                     its General Partner

    By: /s/ RAJ MEHRA                       By: /s/ BENJAMIN JAMES TAYLOR
       -------------------------               ----------------------------
       Member                                  Member
    Name: Raj Mehra                         Name: Benjamin James Taylor
    Title: Managing Director                Title: Managing Director
    Date: February __, 2000                 Date: February __, 2000


WPG INSTITUTIONAL                       WPG INSTITUTIONAL
NETWORKING FUND, LP                     SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,           By: Weiss, Peck & Greer, LLC,
    its General Partner                     its General Partner

    By: /s/ RAJ MEHRA                       By: /s/ BENJAMIN JAMES TAYLOR
       -------------------------               ----------------------------
       Member                                  Member
    Name: Raj Mehra                         Name: Benjamin James Taylor
    Title: Managing Director                Title: Managing Director
    Date: February __, 2000                 Date: February __, 2000

WPG RAYTHEON                            WPG RAYTHEON
NETWORKING FUND, LP                     SOFTWARE FUND, LP

By: Weiss, Peck & Greer, LLC,           By: Weiss, Peck & Greer, LLC,
    its attorney-in-fact                    its attorney-in-fact

    By: /s/ RAJ MEHRA                       By: /s/ BENJAMIN JAMES TAYLOR
       -------------------------               ----------------------------
       Member                                  Member
    Name: Raj Mehra                         Name: Benjamin James Taylor
    Title: Managing Director                Title: Managing Director
    Date: February __, 2000                 Date: February __, 2000

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/s/ RAJ MEHRA                           /s/ LLOYD RUTH
---------------------------             ------------------------------
RAJ MEHRA                               LLOYD RUTH


/s/ TIM COLLINS                         /s/ SHARON MAGNESS
---------------------------             ------------------------------
TIM COLLINS                             SHARON MAGNESS


                                        /s/ PETER BEHRENDT
---------------------------             ------------------------------
NAVEEN JAIN                             PETER BEHRENDT



---------------------------
ANU JAIN


/s/ RALPH Z. SORENSON                   /s/ NANCY OVERMAN
---------------------------             ------------------------------
RALPH Z. SORENSON                       NANCY OVERMAN


/s/ MARK WATTLES
---------------------------             ------------------------------
MARK WATTLES                            LILLIAN NADHIR


/s/ DAN H. BROUGHTON
---------------------------
DAN H. BROUGHTON



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